UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: December 7, 2005

GABRIEL TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

000-23415

22-3062052

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(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4538 S. 140th Street

Omaha, Nebraska 68137

 (Address of Principal Executive Offices) (Zip Code)

_____________________________________________

(Former Address of Principal Executive Offices (Zip Code)

(402) 614-0258

(Registrant's telephone number, including area code)

_________________________________________________

(Former Name or Former address, if changed since Last Report)

ITEM 7.01

REGULATION FD DISCLOSURE

On February 21, 2006, the Registrant, Gabriel Technologies Corp. (OTC Bulletin Board: GWLK), a homeland security company providing physical locking systems, wireless biometric security products and GPS tracking services, announced that its subsidiary Digital Defense™ Group and Bio Digital Security Pty Limited have formed a strategic alliance under which Bio Digital Security will introduce and market Factor4™ and IronGate™ on-card self-enrolling™ biocards into the Australian market.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

99.1

News Release issued by the Registrant on February 21, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION

Date:  February 22, 2006

By:

/s/  Keith R. Feilmeier

Keith R. Feilmeier, Chairman, President and

Chief Executive Officer